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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-08709 and No. 333-15239) of Documentum, Inc. of our report dated January 24, 1997 appearing on page F-1 of this Form 10-K.



PRICE WATERHOUSE
San Jose, California
March 24, 1997